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                                 UNITED STATES

                       SECURITIES & EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             --------------------
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

               Date of report (Date of earliest event reported):
                              October 26, 2001


                               INTERLIANT, INC.
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            (Exact name of registrant as specified in its charter)

         Delaware                     0-26115                     13-3978980
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(State or other jurisdiction        (Commission               (I.R.S. Employer
    of incorporation)               File Number)             Identification No.)

        Two Manhattanville Road
          Purchase, New York                                    10577
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(Address of principal executive offices)                     (Zip Code)


                                (914) 640-9000

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             (Registrant's telephone number, including area code)

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ITEM 5:  OTHER MATTERS

     On October 29, 2001, Interliant, Inc. issued a press release announcing the sale of its shared and unmanaged dedicated retail Web hosting business to Interland, Inc. The text of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) The following document is furnished as an exhibit to this report:


Exhibit                                                               Page
Number                        Description                            Number
-------              --------------------------------                ------
 99                  Press Release of the Registrant
                     dated October 29, 2001

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interliant, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 30, 2001

                                        INTERLIANT, INC.



                                        By: /s/ Bruce S. Klein
                                            --------------------------------
                                            Bruce S. Klein
                                            Senior Vice President and
                                            General Counsel